Exhibit 10.3

EXECUTION COPY


                          AIRCRAFT SECURITY AGREEMENT

         This form is subject to State legal requirements.

1. GRANT OF SECURITY INTEREST; DESCRIPTION OF COLLATERAL.

         The undersigned, Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Owner Trustee (in such capacity, the "Owner") of that certain Trust created under the Trust Agreement (as amended, the "Aircraft Trust") dated as of May 10, 2002 with World Travel, LLC, a Nevada limited liability company ("World Travel"), as Trustor and World Travel, jointly and severally, (the Owner and World Travel are hereinafter, collectively, the "Debtors"), to secure payment of the indebtedness evidenced hereby and all other indebtedness now or hereafter owing by Debtors to WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as specifically set forth herein), but solely as collateral agent, its successors and assigns ("Secured Party"), Bank of America, N.A. ("BofA") and/or The CIT Group/Equipment Financing, Inc. ("CIT"; BofA and CIT are each hereinafter individually referred to as a "Lender" and, collectively, as the "Lenders") hereunder and under the other Operative Documents (as hereinafter defined) hereby grant to Secured Party for the benefit of the Lenders a security interest as follows:

         (a) Owner hereby grants to Secured Party for the benefit of the Lenders a security interest in all of Owner's right, title and interest in and to the following-described aircraft, engine(s), and equipment, together with all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than the Engines), that may from time to time be incorporated or installed in or attached to the Airframe or any Engine (collectively referred to herein as "Parts"), and the property described on Schedule A attached hereto, all of which is hereinafter referred to as "Collateral":

Airframe:

                                                                  REGISTRATION
NEW/USED  YEAR   MANUFACTURER          MODEL         SERIAL NUMBER   NUMBER

  Used    1999      Boeing     737-79U Business Jet      29441       N88WR

together with any and all Parts incorporated or installed or attached to such aircraft and all Parts removed from such aircraft until such Parts are replaced (such airframe, together with any replacement or substitute airframe and all such Parts, the "Airframe"):

Engine(s):  Rated over 750 horsepower.

CFM International, Inc. model CFM 56-7B, S/N: 874-373
CFM International, Inc. model CFM 56-7B, S/N: 874-366

regardless of whether, from time to time thereafter, either such engine is installed on the aircraft described above or installed on any other airframe or any other aircraft, and each of the engines installed on the Aircraft and any replacement engine that may be substituted for such engine, together, in each case, with any and all Parts incorporated or installed or attached thereto and any and all Parts removed therefrom, until such Parts are replaced (each such engine, and replacement or substitute engine, together with any and all such Parts, the "Engine" and collectively the "Engines"; the Airframe, Engines and the Parts are collectively referred to as the "Aircraft"; and any and all proceeds of any of the above.

         (b) World Travel hereby grants to Secured Party for the benefit of the Lenders a security interest in all of World Travel's right, title and interest in and to the Collateral. World Travel confirms that its interest in the Aircraft is as beneficial owner only pursuant to the terms of the Aircraft Trust, and World Travel claims no right, title or interest as holder of legal title to the Aircraft.

         Capitalized terms used herein and not otherwise defined shall have the meaning set forth in Appendix 1 hereto.

2. WARRANTIES.

         Debtors warrant that the Collateral is not and will not be registered under the laws of any foreign country, that the Owner has good legal and beneficial title to the Collateral (except for beneficial title to the Aircraft which is held by World Travel) and is in lawful possession thereof, and the same is and will be kept free and clear of all liens, adverse claims and encumbrances except for (i) the rights of Debtors as herein provided, the lien hereof and any other rights existing pursuant to the Operative Documents, (ii) the rights of lessees and other persons under leases and other agreements and arrangements in each case to the extent permitted by the Operative Documents,
(iii) liens for taxes imposed against Debtors either not yet due or being contested on a timely basis in good faith by appropriate proceedings, (iv) mechanics', material suppliers', workers', repairers', employees' or other like liens arising in the ordinary course of Debtors' business for amounts that are not overdue or are being contested on a timely basis and in good faith by appropriate proceedings, (v) liens arising out of any judgment or award against Debtors with respect to which an appeal or proceeding for review is being prosecuted on a timely basis and in good faith and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, (vi) salvage or similar rights of insurers under policies required to be maintained by Debtors under Section 8 hereof and (vii) any other lien with respect to which Debtors shall have provided a bond or other security in an amount and under terms reasonably satisfactory to Secured Party (collectively, the "Permitted Liens").

         The Owner warrants that it is a "citizen of the United States" as defined in Section 40102(a)(15) of Title 49, United States Code; each Debtor warrants that the Aircraft will not be registered under the laws of any foreign country, and that the Aircraft will not be used in violation of any law, regulation, ordinance or policy of insurance affecting the maintenance, use or flight of Aircraft in any material respect. These warranties are conditions of the Debtors' right of possession and use, and delivery is made in reliance thereon.

3. USE AND LOCATION OF COLLATERAL.

         Said Aircraft shall be regularly hangared at:

McCarran                            Las Vegas  Clark    Nevada    89119
-------------------------------------------------------------------------------
Name of airport or street address     City     County   State    Zip Code

Debtors may not otherwise change the Aircraft's regular hangar as indicated above without prior notice to the Secured Party.

Debtors warrant and agree that the Collateral is to be used primarily for business or commercial purposes (other than agricultural).

4. PROMISE TO PAY; TERMS AND PLACE OF PAYMENT.

         Debtors promise, jointly and severally, to pay the Lenders all amounts shown on the promissory notes attached hereto as Exhibits A and B, and made a part hereof, according to the terms described therein (provided that any failure to pay an amount other than principal shall not constitute an Event of Default until such payment is at least five (5) days overdue). Payments shall be made as designated therein or such other place as the Lenders may designate from time to time. This Security Agreement shall continue effective irrespective of any retaking and redelivery of Collateral to Debtors until all amounts secured hereby are fully paid. Any note taken herewith shall evidence indebtedness and not payment.

5. LATE CHARGES AND OTHER FEES.

         Any payment not made when due shall, at the option of the Lenders, bear late charges thereon calculated at the Overdue Rate, but in no event greater than the highest rate permitted by relevant law.

6. DEBTORS' WARRANTIES, REPRESENTATIONS AND COVENANTS.

         Debtors jointly and severally warrant, represent and covenant:

                   (a) that Debtors are justly indebted to the Lenders for the full amount of the foregoing indebtedness;

                   (b) that this Security Agreement creates a valid first priority security interest in the Collateral and that all filings and other action necessary to perfect such security interest have been taken, and further that, except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances in each case other than Permitted Liens;

                   (c) that no financing statement or mortgage covering the Collateral, or the proceeds thereof, is on file except as contemplated hereunder;

                   (d) Debtors have full authority to enter into, and have duly authorized executed and delivered this Security Agreement and the Promissory Notes and Agreements and in so doing are not violating their charter or by-laws, any law or regulation or agreement with third parties; Debtors have taken all such action as may be necessary or appropriate to make this Security Agreement binding upon them, and this Security Agreement and the Promissory Notes and Agreements are the legal, valid and binding obligations of the Debtors and are enforceable against Debtors in accordance with their respective terms except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                   (e) each Debtor (a) is the type of organization, (b) is organized under the laws of the jurisdiction, (c) has its chief executive office, and (d) if it is a "registered organization" as defined in Article 9 of the Uniform Commercial Code (i.e., organized solely under the laws of a single state and as to which the state must maintain a public record showing the organization to have been organized), has the organizational identification number (or, if none, has been assigned no such number by the state of organization), all as set forth under Debtor's name (which is its exact and complete legal name) at the signature line of this Security Agreement. Debtors agree to notify Secured Party in writing promptly, and in any event, within ten Business Days, in the event of a change in any of the foregoing facts and information;

                   (f) that Debtors shall maintain, service, repair, overhaul and test or caused to be maintained, serviced, repaired, overhauled and tested the Aircraft so as to keep such Aircraft in as good operating condition as when delivered to Debtors, ordinary wear and tear excepted, and in such condition as may be necessary to enable the Airworthiness Certificate (as defined in the Transportation Code. 49 U.S.C. section 44101 et seq. and related regulations (the "Act")) of such Aircraft to be maintained in good standing at all times under the Act and to maintain such Aircraft under Debtors' FAA-approved maintenance program as in effect from time to time for the Aircraft, which shall include scheduled maintenance, conditioned monitored maintenance, on-condition maintenance or other hourly cost maintenance programs with respect to the Aircraft its engines, power components and other parts, including, to the extent required to maintain airworthiness, Alert Customer Bulletins, Customer Bulletins and Aircraft Service Changes or other requirements of the manufacturer in effect from time to time, all at Debtors' sole expense, "Maintenance Program");

                   (g) that Debtors shall accrue to the extent required by GAAP on their books and records an amount of funds sufficient to cover all expenses incurred as a result of scheduled aircraft or engine maintenance as required by the Maintenance Program; and

                   (h) that Debtors shall promptly furnish to Secured Party such information as may be required to enable Secured Party to file any reports required to be filed by Secured Party with any governmental authority because of the Owner's ownership of such Aircraft.

7.       DEBTORS' OTHER AGREEMENTS.

         Debtors jointly and severally agree:

                   (a) to defend at Debtors' own cost any action, proceeding, or claim adversely affecting the Collateral;

                   (b) to pay the fees of, and any reasonable attorneys' fees and other reasonable expenses incurred by, Secured Party or the Lenders in connection with the preparation, execution and delivery of the Operative Documents (whether or not such transactions are consummated) or in enforcing their rights hereunder and under the other Operative Documents after Debtors default or in connection with any amendment or waiver thereto requested by Debtors;

                   (c) to reimburse Secured Party for all reasonable expenses incurred by Secured Party in connection with the recordation of this Security Agreement, filing financing statements, the registration of the Collateral and search of any appropriate records including the FAA records;

                   (d) that Debtors will not, without Secured Party's prior written consent, sell, rent, lend, lease, encumber, transfer or otherwise dispose of the Collateral; provided that, one or both Debtors may, so long as no Event of Default exists and subject to clauses (i), (ii) and (iii) below, lease all or any portion of the Collateral to one or more of World Travel's Affiliates (each such lease shall be referred to as an "Aircraft Lease"); provided further that, so long as no Event of Default exists and subject to clause (i) below, the Debtors may permit the Aircraft to be used to provide transportation to any person for a period no longer than 30 days (per provision of transportation) as contemplated by Section 9 of the Approved Sublease without regard to the requirements of clause (ii) or
         (iii) below; provided further that, neither Debtor shall lease, or permit the use of, any portion of the Collateral to or by any Person who shall then be engaged in any proceedings for relief under any bankruptcy or insolvency law or laws relating to the relief of debtors;

                            (i) Debtors agree that no Aircraft Lease hereunder
                  will discharge or diminish either of the Debtor's obligations to the Secured Party hereunder or either of the Debtor's obligations to any other Person under any other Operative Document, and the Debtors shall remain directly and primarily liable under this Security Agreement and any other Operative Document to which it is a party with respect to all of the Collateral;

                           (ii) Debtors agree that each Aircraft Lease
                  permitted hereby shall be in writing and shall expressly provide that: (A) the Aircraft Lease and the lessee's rights thereunder are subject and subordinate to this Security Agreement and the rights of the Secured Party hereunder, including, without limitation, the right of the Secured Party to inspect and take possession of the Aircraft from time to time, (B) the lessee agrees to surrender its possession (if any) of the Aircraft at the election of the Secured Party after an Event of Default; (C) the lessee will use the Aircraft in full compliance with all of the terms and conditions contained in this Security Agreement, (D) the lessee waives any right that it might have to any notice of the Secured Party's intention to inspect, take possession of, or exercise any other right or remedy in respect of the Aircraft under this Security Agreement, (E) the lessee waives, as against the Secured Party, all rights to any set-off, defense, counterclaim, or cross-claim that it may hold against the Debtors, and (F) the lessee acknowledges that, upon an Event of Default it shall have no further rights in and to the Aircraft. Any Aircraft Lease that does not contain the foregoing language shall not be permitted by this Paragraph 7(d), except that any agreement for the provision of transportation contemplated by Section 9 of the Approved Sublease shall not be required to include clause (C) above;

                          (iii) Debtors agree that World Travel shall give the
                  Secured Party prompt, and in any event within 5 Business Days thereof, written notice of any Aircraft Lease permitted under this Paragraph 7(d), and shall promptly provide the Secured Party with a fully executed copy of each document evidencing such Aircraft Lease, together with a certificate of a responsible officer of the Owner that such Aircraft Lease complies with Paragraph 7(d)(ii);

         provided, however, the Secured Party (A) waives the notice and certificate requirements with respect to the Approved Lease and the Approved Sublease and (B) acknowledges that the Approved Lease and the Approved Sublease comply with Paragraph 7(d)(ii);

                   (e) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Security Agreement or any Promissory Note and Agreement;

                   (f) that Collateral will be used, operated and maintained in all material respects at all times in accordance with the laws, rules, regulations and ordinances of the United States, the several states and municipalities thereof, and any other sovereign jurisdictions in which Collateral may be used;

                   (g) that said Aircraft will have a permanent hangar in the United States, and Debtors will neither permit the Aircraft to be operated outside the continental United States (except as provided in clause (ii) below) or change its principal hangar from that specified herein without the prior written consent of Secured Party, which consent shall not be unreasonably withheld;

                            (i) Debtors further agree not to operate the
                  Aircraft in any area excluded from coverage by any insurance required by the terms of Paragraph 8 hereof (or not specifically and fully covered by such insurance);

                           (ii) Notwithstanding anything to the contrary
                  contained in this sub-paragraph 7(g), Debtors may permit the Aircraft to be operated outside the continental United States, provided that, under no circumstances will Debtors permit the Aircraft to be operated in (A) any area excluded from coverage by any insurance required by the terms of Paragraph 8 of the Security Agreement (or not specifically and fully covered by such insurance), (B) any recognized or threatened area of hostilities unless fully covered to Secured Party's satisfaction by hull, political, expropriation, hijacking and war risk insurance, or (C) any jurisdiction as to which a travel prohibition, embargo or other equivalent restriction issued by the U.S. government or any agency or authority thereof, including but not limited to, the Bureau of Consular Affairs, the Department of Homeland Security, the Transportation Security Administration, the United States Department of State, is in effect;

                   (h) that Collateral will be operated at all times by a currently certified pilot having the minimum total pilot hours required by the insurance covering such Collateral;

                   (i) that Collateral will be maintained at all times in an airworthy condition necessary for Aircraft licenses under the laws, ordinances, rules and regulations of the United States, the several states and municipalities and any other jurisdictions in which the Collateral shall be at any time operated;

                   (j) that Debtors will not use or permit Collateral to be used contrary to any laws relating to intoxicating liquors, narcotics, or similar products, and shall conform with all laws governing Aircraft;

                   (k) that all equipment, engines, radios, accessories, instruments and parts now or hereafter incorporated or installed in or attached to the Airframe or any Engine shall become part of the Collateral by accession;

                   (l) to satisfy all liens other than Permitted Liens against the Collateral and to insure that this Security Agreement creates a valid and perfected first priority lien and security interest in the Collateral subject to Permitted Liens;

                   (m) that Secured Party and the Lenders shall not be liable to Debtors for, and Debtors shall indemnify and save Secured Party and the Lenders harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments (collectively, "Claims") arising from or caused directly or indirectly by (i) Debtors' failure to promptly perform any of its obligations under the provisions of this Security Agreement or any other related document, (ii) injury to person or property resulting from or based upon the actual or alleged use, operation, delivery or transportation of the Collateral or its location or condition, (iii) inadequacy of the Collateral for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business or (iv) the Aircraft or transactions contemplated hereby or by the other related documents, in each case of (i) through
         (iv) above, other than (a) taxes (or Claims resulting from taxes) which are based upon or measured by the Secured Party's or any Lender's net income or that are imposed because the Secured Party or a Lender is not a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended or (b) Claims arising from or caused by the gross negligence and willful misconduct of the Secured Party or any Lender; and shall, at its own cost and expense, defend any and all suits which may be brought against Secured Party or the Lenders, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Secured Party and the Lenders in any such action or actions, provided, however, that Secured Party or the Lenders shall give Debtors written notice of any such claim or demand;

                   (n) if reasonably available, upon the request of Secured Party, if any of the Collateral consists of software, to inform Secured Party of the name of the licensor of such software and to provide Secured Party with a copy of the license agreement; and

                   (o) if any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations under its Promissory Note and Agreement to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Debtors (with a copy to the Secured Party) of a written request therefor (which request shall set forth, in reasonable detail, the basis and calculation of the additional amounts sought), the Debtors shall pay to such Lender such additional amount or amounts as set forth in the aforesaid notice; provided, that the Debtors shall not be required to compensate a Lender pursuant to this subsection (o) for any amounts incurred more than six months prior to the date on which such Lender notified the Debtors of such Lender's intention to claim compensation therefor; provided, further, that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive affect. A certificate as to any additional amounts payable pursuant to this subsection (o) submitted by any Lender to the Debtors (with a copy to the Secured Party) and setting forth, in reasonable detail, the basis and calculation of such amounts shall be conclusive in the absence of manifest error.

8.       INSURANCE AND RISK OF LOSS.

         All risk of loss, damage or destruction of the Collateral shall at all times be on Debtors. Debtors shall procure forthwith and maintain at Debtors' expense aircraft hull insurance, including all-risk ground and flight insurance on the Collateral for an amount at least equal to $48,000,000 (provided that no co-insurance clause in any such policy may limit the amount to be paid in the event of a Casualty to an amount less than $48,000,000), subject to deductibles in such minimum amounts as are consistent with industry standards which, in any event, shall not be greater than $750,000, for the life of this Security Agreement plus third party liability insurance and shall promptly deliver each policy to Secured Party with a standard long-form mortgagee endorsement attached thereto showing loss payable to Secured Party for amounts in excess of $750,000; and providing that the Secured Party and the Lenders are additional insureds thereunder; and providing Secured Party with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with insurance carriers that are financially sound and solvent, rated in Best's Insurance Guide or any successor thereto with a general policy rating of "A-" and a size rating of at least "VIII" or otherwise satisfactory to Secured Party; Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtors' foregoing obligations. As to Secured Party's interest in such policy, no act or omission of Debtors or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

         Subject to the provisions of the next paragraph, Debtors hereby assign to Secured Party any monies which may become payable under any such policy of hull insurance and irrevocably constitutes and appoints Secured Party as Debtors' attorney in fact (a) to make claims for any monies which may become payable under such and other insurance on the Collateral including returned or unearned premiums; and (b) to endorse Debtors' name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Secured Party, provided, however, Secured Party is under no obligation to do any of the foregoing.

         Debtor shall not settle any claims under any hull insurance policy for less than the outstanding indebtedness under the Promissory Notes and Agreements in the case of a Casualty, or the total amount necessary to complete any repairs in the case of any other event of loss or damage exceeding $1,500,000 to any Engine, Part or Airframe, in each case without the consent of the Secured Party, which consent shall not be unreasonably withheld. Debtor may settle all other claims.

         In the event of Casualty, Debtors pay the Casualty Amount required pursuant to the Promissory Notes and Agreements. Upon payment of the Casualty Amount, and provided no other amount is due hereunder, Debtors will be entitled to recover possession of the Aircraft and Collateral free and clear of the right and interest of Secured Party. In the event of loss of or damage to any Engine, Part or Airframe that does not constitute a Casualty, Debtors will comply with Paragraph 14 hereof. So long as no Event of Default has occurred and continuing, the proceeds of any insurance claim for partial loss or damage to any Engine, Part or Airframe (a) in an amount less than or equal to $750,000 shall be paid directly by the insurance company to Debtors (b) in an amount in excess of $750,000 shall be paid to the Secured Party to be applied to pay for replacements or repairs as requested by Debtors or, if funded by Debtors, shall be paid over to Debtors. Any excess amounts shall be paid to the Secured Party and applied to the outstanding principal amount of the Promissory Notes and Agreements on the next Payment Date.

         Should Debtors fail to furnish such insurance policy to Secured Party, or to maintain such policy in full force, or to pay any premium in whole or in part relating thereto, then Secured Party or the Lenders, without waiving or releasing any default or obligation by Debtors, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Debtors and charge the premium to Debtors' indebtedness under this Security Agreement. The full amount of any such premium paid by Secured Party shall be payable by Debtors upon demand, and failure to pay same shall constitute an event of default under this Security Agreement.

9.       EVENTS OF DEFAULT; ACCELERATION.

         The following are events of default under this Security Agreement ("Events of Default") which will allow Secured Party to take action under this Paragraph and under Paragraph 10:

                   (a) any of Debtors' payment obligations to Secured Party or the Lenders under this agreement or any other Operative Document is not paid promptly when due in the case of principal or within five (5) days of the due date in the case of all other amounts;

                   (b) the Guarantor or either Debtor defaults in the performance of any covenant or agreement set forth herein or in any other Operative Document (other than as provided in subsection (a) of this Paragraph), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the Guarantor or either Debtor becoming aware of such default or (ii) receipt by the Guarantor or either Debtor of written notice from the Secured Party or any Lender of such default;

                   (c) (i) the Guarantor or any Debtor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Guarantor or any Debtor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Guarantor or any Debtor any case, proceeding or other action of a nature referred to in subsection (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Guarantor or any Debtor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Guarantor or any Debtor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in subsection (i), (ii), or (iii) above; or (v) the Guarantor or any Debtor shall generally not, or shall admit in writing its inability to, pay its debts as they become due;

                   (d) the Guaranty is terminated for any reason whatsoever, including, without limitation, a determination by any Governmental Authority that the Guaranty is invalid, void or unenforceable or the Guarantor shall terminate, contest or deny in writing the validity or enforceability of any of its obligations under the Guaranty; or

                   (e) any representation or warranty made by either Debtor or the Guarantor in any Operative Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made.

         If an Event of Default exists, (i) the Secured Party and the Lenders may exercise any rights under and with respect to any of the Operative Documents, (ii) any Lender may proceed to protect and enforce the rights of such Lender by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Operative Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise, and (iii) the Secured Party and any Lender may exercise any rights or remedies under applicable law. No course of dealing and no delay on the part of any Lender in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Lender's rights, powers or remedies. No right, power or remedy conferred by this note any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. This acceleration of all indebtedness, if elected by Secured Party or the Lenders, shall be subject to all applicable laws, including laws as to rebates and refunds of unearned charges.

10.      SECURED PARTY'S REMEDIES AFTER DEFAULT; CONSENT TO ENTER PREMISES.

         If an Event of Default exists, Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to any deficiency remaining after disposition of the Collateral for which Debtors hereby agree to remain fully liable, Secured Party may require Debtors to return the Collateral to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may sell or lease the Collateral at a time and location of its choosing provided that the Secured Party acts in good faith and in a commercially reasonable manner. Secured Party will give Debtors reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale of the Collateral or any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtors shown herein at least ten days before the time of the sale or disposition. If permitted by law, the Sheriff of any county in which the Collateral is located may, on request of Secured Party and the delivery to the Sheriff of a copy hereof, take possession of the Collateral and sell the same in the manner prescribed by applicable law. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees and other legal expenses. While repossessing Collateral, or removing it from a place of repossession to a place of storage and/or sale, Secured Party may, if permitted by law, use any of Debtors' licenses in respect to Collateral.

11.      WAIVER OF DEFAULTS; AGREEMENT INCLUSIVE.

         Secured Party may in its sole discretion waive a default, or cure, at Debtors' expense, a default. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Security Agreement or any related note, instrument or agreement shall bind Secured Party unless in writing signed by Secured Party. No oral agreement shall be binding.

12.      FINANCING STATEMENTS; CERTAIN EXPENSES; FAA DOCUMENTS.

         Debtors authorize Secured Party to file a financing statement with respect to the Collateral, which financing statements may describe the collateral in the same manner described herein or in any other manner as Secured Party may determine and ratify the filing by Secured Party of such financing statements previously filed. At the reasonable request of Secured Party, Debtors will execute any financing statements, agreements or documents, in form reasonably satisfactory to Secured Party which Secured Party may deem reasonably necessary or advisable to establish and maintain a perfected security interest in the Collateral, and will pay the reasonable cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtors also agree to pay all reasonable costs and expenses incurred by Secured Party in conducting UCC, tax or other lien searches against the Debtors or the Collateral and such other fees as may be agreed. At the reasonable request of Secured Party, Debtors will join Secured Party in executing any additional documents needed to properly register the lien of the Secured Party on the Collateral with the FAA.

13.      WAIVER OF DEFENSES ACKNOWLEDGMENT.

         The Secured Party, subject to the terms of the Intercreditor and Collateral Agency Agreement among the Lenders and the Secured Party, or any Lender may assign this Security Agreement or its note in whole or in part to a third party ("Assignee"). If Secured Party or any Lender assigns this Security Agreement or its note in whole or in part to an Assignee, then after such assignment:

                   (a) Debtors will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing;

                   (b) Debtors agree that they will settle all claims, defenses, setoffs and counterclaims it may have against Secured Party or any Lender directly with Secured Party or such Lender and will not set up any such claim, defense, setoff or counterclaim against Assignee, Secured Party and such Lender hereby agreeing to remain responsible therefore;

                   (c) Secured Party or such Lender shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Security Agreement or any related document or instrument; and

                   (d) Assignee shall have all of the rights, remedies and obligations, if any, of Secured Party or such Lender hereunder.

14.      REPLACEMENTS.

         Engine Replacements -- If the Debtors have given notice that they intend to replace an Engine suffering loss or damage, the Debtors may make, subject to this Security Agreement, not later than 180 days from the date of such loss or damage with respect to such Engine, a replacement for such Engine meeting the suitability standards hereinafter set forth (a "Replacement Engine"). To be suitable as a Replacement Engine, an engine must be (i) the same general type and of the same manufacturer, (ii) have the same or better remaining economic useful life, state of repair and operating condition (immediately preceding the Casualty assuming that such Engine had been maintained in accordance with the terms of this Security Agreement but without regard to hours or cycles remaining to the next overhaul) as the Engine suffering the Casualty, (iii) have a fair market value of not less than the fair market value (immediately preceding the Casualty assuming that such Engine had been maintained in accordance with the terms of this Security Agreement) of the Engine suffering the Casualty (without regard to hours or cycles remaining to the next overhaul) and (iv) be free and clear of any liens other than liens that will be created hereunder and then allowed hereby. In the event any Replacement Engine is of an earlier year of construction than the replaced Engine, the Debtors shall deliver an appraisal in form and substance satisfactory to the Required Lenders from an appraiser selected by the Required Lenders confirming that such Replacement Engine meets the standards set forth in clause (ii) and (iii) of the immediately preceding sentence. The Debtors shall cause a supplement to this Security Agreement to be executed and delivered to the Secured Party in order to subject such Replacement Engine to this Security Agreement, and upon such execution and delivery and the receipt by Lenders of (i) evidence reasonably satisfactory to them of the Debtors' compliance with the insurance provisions of Paragraph 8 with respect to such Replacement Engine, and (ii) an opinion of counsel to the Debtors opining as to the authorization, execution and delivery of the supplement, the enforceability of the supplement and the filing and recording of the supplement and any applicable FAA filings or UCC financing statements with respect thereto.

         Parts Replacements --Debtors will promptly replace or cause to be replaced all other Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. All replacement Parts shall be free and clear of all liens other than liens that will be created hereunder and then allowed hereby, and shall be in good operating condition. All Parts at any time removed from the Airframe or either Engine shall remain subject to the lien of this Security Agreement, no matter where located, until such time as such parts shall be replaced by parts which meet the requirements for replacement parts specified above. Upon any replacement part becoming incorporated or installed in or attached to the Airframe or either Engine, without further act, (i) such replacement part shall become subject to the lien of this Security Agreement and be deemed a part for all purposes hereof to the same extent as the parts originally incorporated or installed in or attached to the Airframe or such Engine and (ii) the replaced part shall no longer be deemed a part hereunder.

         In the event of the requisition for use of the Airframe or the Engines or engines installed on the Airframe by any Governmental Authority, Debtors shall promptly notify Secured Party of such requisition or activation, and all of Debtors' obligations under this Security Agreement with respect to the Aircraft shall continue to the same extent as if such requisition or activation had not occurred. All payments received by Secured Party or Debtors from such Governmental Authority for the use of the Airframe and Engines or engines shall be paid over to, or retained by, Debtors.

15.      MISCELLANEOUS.

         Secured Party may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. DEBTORS AND SECURED PARTY EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS SECURITY AGREEMENT, OR ANY NOTE OR DOCUMENT DELIVERED PURSUANT TO THIS SECURITY AGREEMENT. This Security Agreement is executed pursuant to authority of the members of the Debtors. "Debtors", "Lenders" and "Secured Party as used in this Security Agreement include the successors or assigns to those parties. The obligations of the Debtors under this Security Agreement shall be joint and several.

         If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Security Agreement or in any other agreement made in connection with this transaction, it is agreed that:

                   (a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this Security Agreement or any other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Debtors; and

                   (b) if Secured Party, at the direction of the Lenders, elects to accelerate the maturity of, or if Secured Party permits Debtors to prepay the indebtedness described in Paragraph 4, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law, and any excess interest, if any, provided for in this Security Agreement or otherwise, shall be credited to Debtors automatically as of the date of acceleration or prepayment.

16.      GOVERNING LAW.

         THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         Any suit by Secured Party or any Lender to enforce any claim arising out of this Security Agreement or any other Operative Document may be brought in any state or Federal court located in New York having subject matter jurisdiction, and with respect to any such claim, each party to the Operative Documents hereby irrevocably: (a) submits to the non-exclusive jurisdiction of such courts; and (b) consents to the service of process out of said courts in the manner provided for notices set forth below. The Debtors irrevocably waive, to the fullest extent permitted by law: (A) any claim, or any objection, that it now or hereafter may have, that venue is not proper with respect to any such suit, action or proceeding brought in such a court located in New York including, without limitation, any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum; and
(B) any claim that the Debtors is not subject to personal jurisdiction or service of process in such forum. The Debtors agree that any suit to enforce any claim arising out of the Operative Documents or any course of conduct or dealing of Secured Party or any Lender shall be brought and maintained exclusively in any state or Federal court located in New York. Nothing in this paragraph shall affect the right of Secured Party or any Lender to bring any action or proceeding against Debtors or the Collateral in the courts of any other jurisdiction. The Debtors agree that a final judgment in any action or proceeding in a state or Federal court within the United States may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         THE DEBTORS, EACH LENDER AND SECURED PARTY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER OPERATIVE DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE OR ANY OTHER OPERATIVE DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

17.      AMENDMENT.

         This Agreement may only be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Debtors, the Secured Party and the Required Lenders; provided that any amendment or waiver which would change the definition of "Required Lenders" shall require the consent of each Lender.

18.      NOTICE.

         All demands, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or one business day after being sent by overnight delivery service or three days after being deposited in the mail, certified mail postage prepaid, or when sent by facsimile transmission, if confirmed by mechanical confirmation and if a copy thereof is promptly thereafter personally delivered, sent by overnight delivery service or so deposited in the mail, addressed to: (A) the Debtors or Secured Party at the address set forth below, or at such other address as may hereafter be furnished by either party to the other and (B) each Lender at its address set forth below its signature to its Note:

                   (i) if to the Debtors:

                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Owner Trustee under
                                    the Trust Agreement dated as of May 10,
                                    2002 with World Travel, LLC as
                                    Trustor
                                    299 South Main Street, 12th Floor
                                    MAC U1228-120
                                    Salt Lake City, Utah  84111
                                    Attention:  Corporate Trust Services
                                    Telecopy:  801-246-5053
                                    Telephone:  801-246-5630

                                    WORLD TRAVEL, LLC
                                    3131 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Attention:  Ron Kramer
                                    Facsimile:  (702) 770-1100
                                    Telephone: (702) 770-7700


                           With a copy to:

                                    WORLD TRAVEL, LLC
                                    3131 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Attention:  General Counsel
                                    Facsimile:  (702) 770-1520
                                    Telephone:  (702) 770-2111


                  (ii) if to the Secured Party:

                                    Wells Fargo Bank,
                                      National Association
                                    c/o Wells Fargo Bank Northwest,
                                      National Association
                                    299 South Main Street, 12th Floor
                                    MAC U1228-120
                                    Salt Lake City, Utah  84111

Dated:  May 24, 2005


                                  DEBTORS:

                                  WELLS FARGO BANK NORTHWEST, NATIONAL
                                     ASSOCIATION, not in its individual
                                     capacity, but solely as Owner Trustee
                                     under the Trust Agreement dated as of
                                     May 10, 2002 with World Travel, LLC as
                                     Trustor



                                  By /s/  Val Orton
                                     ----------------------------------------
                                     Title     Vice President

                                        299 South Main Street, 12th Floor
                                        MAC U1228-120
                                        Salt Lake City, Utah  84111

                                        Type of organization:  National Banking
                                           Association

                                        Jurisdiction of organization:  United
                                           States of America

                                        Organizational Identification Number
                                           (or "None"):  ___________

                                        Location of chief executive office:
                                            Salt Lake City, Utah

                                  WORLD TRAVEL, LLC

                                      By:    WYNN LAS VEGAS, LLC,
                                             a Nevada limited liability company,
                                             its sole member

                                             By:   WYNN RESORTS HOLDINGS, LLC,
                                                   a Nevada limited liability
                                                   company, its sole member

                                                  By:  WYNN RESORTS, LIMITED,
                                                       a Nevada corporation,
                                                       its sole member


                                            By:     /s/ Marc H. Rubinstein
                                                 ----------------------------
                                                   Name:  Marc H. Rubinstein
                                                   Title: Sr. VP & Secretary

                                        Address:  3131 Las Vegas Blvd. South
                                                  Las Vegas, NV 89109

                                        Type of organization:  limited
                                           liability company

                                        Jurisdiction of organization:  Nevada

                                        Organizational Identification Number
                                           (or "None"):  LLC860-2002

                                        Location of chief executive office:
                                            3131 Las Vegas Blvd. South
                                            Las Vegas, NV  89109

                                    SECURED PARTY:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity, but
                                       solely as Collateral Agent for the
                                       benefit of the Lenders



                                    By /s/  Val Orton
                                       ----------------------------------------
                                       Title  Vice President

                                          299 South Main Street, 12th Floor
                                          MAC U1228-120
                                          Salt Lake City, Utah  84111

                                          Type of organization:  National
                                             Banking Association

                                          Jurisdiction of organization:  United
                                             States of America

                                          Organizational Identification Number
                                             (or "None"):  ___________

                                          Location of chief executive office:
                                             Salt Lake City, Utah

                                   SCHEDULE A


ONE 1999 BOEING 737-79U BUSINESS JET AIRCRAFT BEARING MANUFACTURER'S SERIAL NUMBER 29441, YEAR OF MANUFACTURE 1999 AND FAA REGISTRATION NUMBER N88WR


                                    Engines:

 CFM INTERNATIONAL, INC. MODEL CFM 56-7B ENGINE BEARING MANUFACTURER'S SERIAL
                                NUMBER 874-373

                                      AND

 CFM INTERNATIONAL, INC. MODEL CFM 56-7B ENGINE BEARING MANUFACTURER'S SERIAL
                              NUMBER AND 874-366

APU Allied Signal 131-9B

EQUIPMENT SPECIFICATIONS:

Avionics:

Communication:               Triple Gabels Radio Turning Unites
                             Triple AVTECH Audio Selector
                             Dual Collins HF Transceivers
                             Coltech SELCAL
                             Triple Collins VHF Transceivers
                             Single 5 Channel Coltech Decoder

Navigation:                  Five Tube Multi-Function EFIS
                             Flight Dynamics Heads Up Display
                             Sextant Attitude/Airspeed/Altimeter Standby Inst.
                             Enhanced Group Proximity Warning System
                             Dual Collins Radio Altimeters
                             Single Collins Weather Radar with Windshear

Capabilities:                Single Collins TCAS II Computer
                             Dual Collins Transponders
                             Dual Collins VOR/Marker Beacon Receivers
                             Dual Collins DME Receivers
                             Dual Collins ADF Receivers
                             Dual Smith Flight Management Systems
                             Dual Multi Mode Receiver with GPS/ILS
                             Teledyne Airborne Date Loader
                             Smith Auto Throttle System

CVR:                         Single L3 communication Cockpit Voice Recorder
FDR:                         Single L3 communications SS Flight Data Recorder
ELT:                         Single Artex 3 Channel Emergency Locator Beacon


Together with all present and future appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature, that may from time to time be incorporated or installed in or attached to the Airframe or any Engine and the proceeds of any of the foregoing.


                                 Initial   MHR
                                         --------

                                   APPENDIX 1
                                       TO
                              OPERATIVE DOCUMENTS

         In the Operative Documents, unless the context otherwise requires:

                   (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

                   (b) words importing the singular include the plural and vice versa;

                   (c) a reference to a part, clause, section, article, exhibit or schedule is a reference to a part, clause, section and article of, and exhibit and schedule to, such Operative Document;

                   (d) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

                   (e) a reference to a document includes any amendment or supplement to, or replacement or novation of, that document;

                   (f) a reference to a party to a document includes that party's successors and permitted assigns; and

                   (g) references to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement followed by or referable to an enumeration of specific matters to matters similar to those specifically mentioned.

         Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

         "Act" is defined in Paragraph 6(f) of the Security Agreement.

         "Adjusted Base Rate" shall mean the Base Rate plus the Applicable Lender Margin.

         "Adjusted LIBOR Rate" shall mean the LIBOR Rate plus the Applicable Lender Margin.

         "Administrative Charge" shall mean an amount equal to the amount, if any, required to compensate each Lender for any loss (other than loss of anticipated profits) or expense that such Lender may incur as a result of the Makers' payment of principal on a Promissory Note and Agreement on any date other than on a Payment Date. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment to the last day of such Interest period in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Lender Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank market. A certificate as to any amounts payable pursuant to this definition submitted to the Makers by any Lender shall be conclusive in the absence of manifest error.

         "Affiliate" shall mean, as applied to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as applied to any Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Aircraft" is defined in Paragraph 1 of the Security Agreement.

         "Aircraft Lease" is defined in Paragraph 7(d) of the Security
Agreement.

         "Aircraft Trust" is defined in Paragraph 1 of the Security Agreement.

         "Airframe" is defined in Paragraph 1 of the Security Agreement.

         "Applicable Administrative Charge" shall mean, as of any date of determination in respect of any event, any Administrative Charge determined to be due and owing in respect of such event.

         "Applicable Lender Margin" shall mean (i) at any time of determination of the LIBOR Rate, 2.375% per annum, and (ii) at any time of determination of the Base Rate, 1.25% per annum.

         "Approved Lease" means the Aircraft Lease Agreement dated as of May 24, 2005 by and between Owner and World Travel (the "Aircraft Head Lease") or any other lease or operating agreement between Owner and World Travel, or any Affiliate of World Travel, substantially in the form of the Aircraft Head Lease.

         "Approved Sublease" means the Aircraft Sublease made and entered into as of the 24th day of May, 2005 by and between World Travel and Las Vegas Jet, LLC (the "Aircraft Sublease"), or any other lease between World Travel, or any Affiliate of World Travel, substantially in the form of the Aircraft Sublease.

         "Assignee" is defined in Paragraph 13 of the Security Agreement.

         "Base Rate" for any day shall mean a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "BofA" shall mean Bank of America, N.A., together with its successors and assigns.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York or Las Vegas, Nevada or Salt Lake City, Utah are authorized or required by law to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, amounts under this Promissory Note and Agreement bearing interest at the Adjusted LIBOR Rate, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in Dollar deposits in the New York interbank market.

         "Casualty" shall mean any of the following events in respect of the Aircraft or Airframe: (a) the total loss of such Aircraft or Airframe, the total loss of use thereof due to theft, disappearance, destruction, damage beyond repair or the rendering of such Aircraft or Airframe permanently unfit for normal use for any reason whatsoever (other than obsolescence); (b) any damage to such Aircraft or Airframe which results in an insurance settlement with respect to such Aircraft or Airframe on the basis of a total loss or a constructive total loss; (c) the permanent condemnation, confiscation or seizure of, or the requisition of title to or use of, such Aircraft or Airframe; or (d) as a result of any Requirement of Law or other action by any Governmental Agency, the use of such Aircraft or Airframe in the normal course of the Makers' or any of their affiliate's business shall have been prohibited, directly or indirectly, for a period equal to the lesser of 180 consecutive days and the remaining period until the Maturity Date.

         "Casualty Amount" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "Casualty Notice" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "Casualty Settlement Date" is defined in Schedule 3 to the Promissory Notes and Agreements.

         "CIT" shall mean The CIT Group/Equipment Financing, Inc., together with its successors and assigns.

         "Collateral" is defined in Paragraph 1 of the Security Agreement.

         "Collateral Agent" shall mean Wells Fargo Bank, National Association, as collateral agent under the Intercreditor Agreement and its successors.

         "Debtors" shall mean the Owner and World Travel.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Engine" is defined in Paragraph 1 of the Security Agreement.

         "Event of Default" shall have the meaning set forth in Paragraph 9 of the Security Agreement.

         "FAA" shall mean the Federal Aviation Administration, or any successor agency thereto.

         "Federal Funds Effective Rate" for any day shall mean the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Collateral Agent from three federal funds brokers of recognized standing selected by it.

         "GAAP" shall mean generally accepted accounting principles in the United States, from time to time.

         "Governmental Agency" or "Governmental Authority" shall mean any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including the Nevada Gaming Authorities, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority), and entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any arbitrator with authority to bind a party at law.

         "Guarantor" shall mean Wynn Las Vegas, LLC, a Nevada limited liability company.

         "Guaranty" shall mean that certain Guaranty dated May 24, 2005 by the Guarantor in favor of the Lenders and the Collateral Agent.

         "Intercreditor Agreement" shall mean that certain Intercreditor and Collateral Agency Agreement dated May 24, 2005 among the Lenders and the Collateral Agent.

         "Interest Period" shall mean, initially, the period commencing on the borrowing, with respect to the Promissory Notes and Agreements and ending June 30, 2005, and thereafter, each period commencing on the last day of the next preceding Interest Period applicable to the Promissory Notes and Agreements and ending 3 months thereafter; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                   (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date, as applicable; and

                 (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

         "Interest Rate" shall mean, for each day during each Interest Period with respect thereto, (i) a rate per annum equal to the Adjusted LIBOR Rate or
(ii) if the LIBOR Rate is illegal, unavailable or impracticable, as described in Schedule 1 to the Promissory Notes and Agreements, the Adjusted Base Rate.

         "Lender" shall mean BofA or CIT and "Lenders" shall mean BofA and CIT, collectively.

         "LIBOR Rate" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a 3 month period which appears on the Bloomberg Page BBAM published by the British Bankers Association or any successor page or source thereto, effective as of 11:00 a.m. (London, England time) two (2) Business Days prior to the beginning of such Interest Period; provided that the LIBOR Rate for the first Interest Period commencing on the borrowing shall be a rate per annum for a 30-day period.

         "Loans" shall mean the principal amount outstanding on all of the Promissory Notes and Agreements secured by the Security Agreement.

         "Maintenance Program" is defined in Paragraph 6(f) of the Security Agreement.

         "Makers" shall mean the Owner and World Travel.

         "Maturity Date" shall mean March 31, 2010, or such earlier date on which:

                  (i)     the Makers are required to pay the Casualty Amount, or

                 (ii)     the Makers elect to pay the Payoff Amount, or

                (iii) the holder of this Negotiable Promissory Note and Agreement elects to accelerate it note's maturity pursuant to the provisions hereof.

         "Minimum Prepayment Amount" shall mean $10,000,000 of the aggregate principal amount of the Loans then outstanding.

         "Operative Documents" shall mean the Promissory Notes and Agreements, the Security Agreement, the Guaranty and the Intercreditor Agreement.

         "Overdue Rate" shall mean rate per annum which is 2% above the applicable Interest Rate then in effect.

         "Owner" is defined in Paragraph 1 of the Security Agreement.

         "Parts" is defined in Paragraph 1 of the Security Agreement.

         "Payment Date" shall mean (i) the last day of each Interest Period and
(ii) the Maturity Date.

         "Pay Off Amount" is defined in the Prepayment Rider to the Negotiable Promissory Notes and Agreements.

         "Permitted Liens" is defined in Paragraph 2 of the Security Agreement.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Prime Rate" shall mean the rate which Bank of America, N.A. announces, from time to time, as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by Bank of America, N.A. to any customer of Bank of America, N.A. The Makers acknowledge that Bank of America, N.A. may, from time to time, make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         "Promissory Notes and Agreements" shall mean the Promissory Notes and Agreements dated May 24, 2005 by the Makers in favor of each of BofA and CIT.

         "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, capital stock.

         "Required Lenders" shall mean at anytime, the Lenders holding 76% or more in principal or face amount of the Promissory Notes and Agreements of the Debtors then outstanding.

         "Requirement of Law" shall mean, as to any Person, the governing documents of such Person, and any law, treaty, order, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "Security Agreement" shall mean that certain Security Agreement, dated May 24, 2005 between each of the Debtors and the Collateral Agent.

         "Secured Party" shall mean the Collateral Agent.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Nevada.

         "World Travel" shall mean World Travel, LLC, a Nevada limited liability company.

         "Wynn Credit Agreement" shall mean the CREDIT AGREEMENT dated as of December 14, 2004 and entered into among the Guarantor, the several banks and other financial institutions or entities from time to time party to this Agreement as lenders, DEUTSCHE BANK SECURITIES INC., as lead arranger and joint book running manager, DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity and together with its successors and assigns, the "Administrative Agent"), issuing lender and swing line lender, BANC OF AMERICA SECURITIES LLC, as lead arranger and joint book running manager, BANK OF AMERICA, N.A., as syndication agent, BEAR, STEARNS & CO. INC., as arranger and joint book running manager, BEAR STEARNS CORPORATE LENDING INC., as joint documentation agent, J.P. MORGAN SECURITIES INC., as arranger and joint book running manager, JPMORGAN CHASE BANK, N.A., as joint documentation agent, SG AMERICAS SECURITIES, LLC, as arranger and joint book running manager, and SOCIETE GENERALE, as joint documentation agent, as the same may be, in whole or in part, amended, restated, refinanced, renewed, extended, supplemented or otherwise modified from time to time; provided that if at any time the Wynn Credit Agreement is no longer in effect, "Wynn Credit Agreement" shall refer to the terms, covenants and definitions set forth in the Wynn Credit Agreement as in effect on the last day such agreement was in effect.